                                                                   EXHIBIT 10.20

                             SALON INTERNET, INC.

                            AMENDMENT NUMBER ONE TO

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


     This Amendment Number One (the "Amendment") to the Series A Preferred Stock Purchase Agreement dated as of December 22, 1995 (the "Stock Purchase Agreement") is entered into as of August 2, 1996, by and among Salon Internet, Inc. (the "Company"), a California corporation, and each of the entities named in the Schedule of Purchasers attached as Exhibit A-1 ("Schedule of Purchasers")
                                          -----------
hereto. Unless specifically designated otherwise, the capitalized terms herein shall have the same meanings given them in the Stock Purchase Agreement.

                                   RECITALS
                                   --------

     A. The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Stock Purchase Agreement to provide for an additional closing and to provide for the sale and issuance of an additional 300,000 shares of the Company's Series A Preferred Stock to the Purchasers in the amounts set forth on Exhibit A-1 attached hereto.
                                       -----------

     B. The Company and the Purchasers wish to amend the Stock Purchase Agreement dated as of December 22, 1995, to provide for a Second Closing as described in the Stock Purchase Agreement.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree to amend certain provisions of the Stock Purchase Agreement as set forth below:

     1. A new Section 2.2 is added to the Stock Purchase Agreement to read in full as follows:

          2.2  Second Closing Date.  The Second Closing comprising the purchase
               -------------------
by the Purchasers and sale by the Company of 300,000 Series A Shares shall be held at the offices of Gray Cary Ware and Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94501 on August 2, 1996, or at such other time and place as the Company and the Purchasers may agree in writing.

     2. Section 3.4 of the Stock Purchase Agreement shall be amended and restated to read as follows:

          3.4  Capitalization.  The authorized capital stock of the Company is
               --------------
10,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which 2,000,000 have been designated Series A Preferred Stock. There are issued and outstanding 1,200,000 shares of the Company's Common Stock and 1,700,000 shares of Series A Preferred Stock. The holders of record of the presently issued and outstanding Common Stock, Preferred Stock and options to purchase Common Stock immediately prior to the Closing are as set forth on Exhibit E-1. All such issued and outstanding
                                -----------
shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights, are set forth in Exhibit E-1
                                                              -----------
hereto. The Company has reserved at least 2,000,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock and 800,000 shares of Common Stock for future issuance to employees, consultants, officers or directors under stock or other option plans or arrangements approved by the Board of Directors. Except for such rights, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to any securities.

     3. Section 3.5(a) of the Stock Purchase Agreement shall be amended and restated to read in full as follows:

     "(a)  Corporate Action.  All corporate action on the part of the Company,
           ----------------
its officers, directors and shareholders necessary for the sale and issuance of the Series A Shares, the issuance of the Common Stock issuable upon conversion of the Series A Shares and the performance of the Company's obligations hereunder and under the Rights Agreement has been taken or will be taken prior to the Closing. The Company has duly reserved an aggregate of 2,000,000 shares of Common Stock for issuance upon conversion of the Series A Shares."

     4.    Exhibit B, the Amended and Restated Articles of Incorporation, is
           ---------
amended and restated to read as set forth on Exhibit B-1 attached hereto.
                                             -----------

     5.    Exhibit C, the Schedule of Exceptions, is amended and restated to
           ---------
read as set forth on Exhibit C-1 attached hereto.  [In order to update, if
                     -----------
necessary.]

     6.    Exhibit E, the List of Stockholders and Optionholders, is amended and
           ---------
restated to read as set forth on Exhibit E-1 attached hereto.  [In order to
                                 -----------
update, if necessary.]

     7.    Exhibit F, the List of Material Contracts, is amended and restated to
           ---------
read as set forth on Exhibit F-1 attached hereto.  [In order to update, if
                     -----------
necessary.]

     8. This Amendment shall inure to the benefit of the successors and assigns of the Company and the Purchasers.

     9. This Amendment shall be construed under the laws of the State of California as it applies to agreements between California residents, entered into and to be performed entirely within California.

     10. This Amendment may be executed in multiple counterparts, each of which when so executed shall be deemed an original, and all counterparts shall constitute but one and the same instrument.

     11. Except as amended hereby, the Stock Purchase Agreement dated December 22, 1995, remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              SALON INTERNET, INC.



                              By: /s/ David Zweig
                                 -----------------------------------------------
                                 David Zweig, President

                              ADOBE VENTURES L.P.

                              By: Its General Partner,
                                  H&Q Adobe Ventures Management L.P.,

                              By: Its General Partner,
                                  H&Q Adobe Ventures Management Corp.,

                              By: Its President,
                                  Standish O'Grady


                              By: /s/ Standish O'Grady
                                  ----------------------------------------------

                              Title:  President
                                     -------------------------------------------

                              H&Q SALON INVESTORS, L.P.



                              By: /s/ Standish O'Grady
                                 -----------------------------------------------

                              Title: President
                                     -------------------------------------------

                                 EXHIBIT A - 1
                                 -------------

                            Schedule of Purchasers


SECOND CLOSING PURCHASERS

  Name                              No. of Shares       Purchase Price
  ----                              -------------       --------------
  Adobe Ventures L.P.                     300,000             $300,000

  c/o Hambrecht & Quist
  Attn: Standish O'Grady
  One Bush Street
  San Francisco, CA 94104

                                          -------             --------
  TOTAL                                   300,000             $300,000

                                  EXHIBIT B-1
                                  -----------

                           Certificate of Amendment
                                      to
               Amended and Restated Certificate of Incorporation
                                      of
                             Salon Internet, Inc.

                                  EXHIBIT C-1
                                  -----------

                            Schedule of Exceptions

                                  EXHIBIT E-1
                                  -----------

                    List of Stockholders and Optionholders

                                  EXHIBIT F-1
                                  -----------

                          List of Material Contracts

                                       8